                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 31, 2006


                              CENTRAL BANCORP, INC.
                              ---------------------
               (Exact Name Of Registrant As Specified In Charter)


       MASSACHUSETTS                    0-25251              04-3447594
       -------------                    -------              ----------
(State Or Other Jurisdiction          (Commission           (IRS Employer
Of Incorporation)                     File Number)          Identification No.)


 399 HIGHLAND AVENUE, SOMERVILLE, MASSACHUSETTS                02144
-----------------------------------------------------------------------
(Address Of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code: (617) 628-4000
                                                           --------------


                                 NOT APPLICABLE
           ----------------------------------------------------------
          (Former Name Or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On January 31, 2006, Central Bancorp, Inc. (the "Company") announced its unaudited financial results for its third fiscal quarter and the nine months ended December 31, 2005. For more information, reference is made to the Company's press release dated January 31, 2006, a copy of which is attached to this Report as Exhibit 99 and is furnished herewith.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (a)  Not applicable.


      (b)  Not applicable.


      (c)  The following exhibit is furnished herewith:

           Exhibit 99          Press Release dated January 31, 2006

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CENTRAL BANCORP, INC.



Date:  February 1, 2006                 By: /s/ Paul S. Feeley
                                            ------------------------------------
                                            Paul S. Feeley
                                            Senior Vice President, Treasurer and
                                            Chief Financial Officer